Fair Market Value (FMV)	9 Months Ended
Sep. 30, 2021
Fair Value Disclosures [Abstract]
Fair Market Value (FMV)

NOTE 11 — Fair Market Value (FMV)

The carrying amounts reflected in the balance sheet for cash and cash equivalents approximate their respective fair values due to the short maturities of those instruments.

These financial statements are required to disclose the methods used to determine the fair value of financial assets and liabilities based on a hierarchy of three levels of input.

Level 1 inputs are based on unadjusted market prices within active markets.

Level 2 inputs are based on quoted prices for similar assets and liabilities in active or inactive markets.

Level 3 inputs would be primarily valued using management assumptions about the assumptions market participants would utilize in pricing the asset or liability. The company has no financial assets or liabilities requiring fair valuation. The bridge loans carry warrants, however they are immaterial in terms of valuation.